VIRTUS KAR Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2025
($ reported in thousands)

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—11.2%
Gentex Corp.	6,597	$153
Murphy USA, Inc.	380	153
Pool Corp.	619	142
Thor Industries, Inc.	1,420	146
		594

Consumer Staples—7.7%
BJ’s Wholesale Club Holdings, Inc.(1)	1,902	171
National Beverage Corp.(1)	3,067	98
WD-40 Co.	711	140
		409

Financials—23.1%
Bank of Hawaii Corp.	1,985	136
Broadridge Financial Solutions, Inc.	659	147
First Financial Bankshares, Inc.	3,081	92
Houlihan Lokey, Inc. Class A	988	172
Jack Henry & Associates, Inc.	1,123	205
LPL Financial Holdings, Inc.	634	226
W. R. Berkley Corp.	3,468	243
		1,221

Health Care—5.2%
CorVel Corp.(1)	1,642	111
Prestige Consumer Healthcare, Inc.(1)	2,628	162
		273

Industrials—42.5%
Armstrong World Industries, Inc.	1,289	246
CACI International, Inc. Class A(1)	492	262
Graco, Inc.	2,275	187
JBT Marel Corp.	952	143
	Shares	Value

Industrials—continued
Kadant, Inc.	532	$152
Landstar System, Inc.	1,037	149
RBC Bearings, Inc.(1)	623	279
Toro Co. (The)	2,741	216
TransUnion	2,880	247
Watsco, Inc.	493	166
Zurn Elkay Water Solutions Corp.	4,407	205
		2,252

Information Technology—2.8%
Zebra Technologies Corp. Class A(1)	612	149
Materials—3.1%
HB Fuller Co.	2,745	163
Real Estate—3.2%
Lamar Advertising Co. Class A	1,355	172
Total Common Stocks (Identified Cost $4,419)		5,233

Total Long-Term Investments—98.8% (Identified Cost $4,419)		5,233

TOTAL INVESTMENTS—98.8% (Identified Cost $4,419)		$5,233
Other assets and liabilities, net—1.2%		61
NET ASSETS—100.0%		$5,294

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of December 31, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$5,233	$5,233
Total Investments	$5,233	$5,233
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2025.
There were no transfers into or out of Level 3 related to securities held at December 31, 2025.
See Notes to Schedule of Investments

VIRTUS KAR Small-Mid Cap Value Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.